UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 28, 2004

BellaVista Funding Corporation

as Depositor under a

Pooling and Servicing Agreement

dated as of October 1, 2004

providing for the creation of

BELLAVISTA MORTGAGE TRUST 2004-1

(Exact name of registrant as specified in its charter)

Delaware	333-117593-02	20-1372869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1299 OCEAN AVENUE, SUITE 240

SANTA MONICA, CALIFORNIA 90401

(Address of principal executive offices and (Zip Code)

Registrant’s telephone number, including area code: (310) 255-4443

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements

Not applicable

(b) Pro Forma Financial Information

Not applicable

(c) Exhibits:

99.1 Page 129 of the Pooling and Servicing Agreement, dated as of October 1, 2004, among BellaVista Funding Corporation, Countrywide Home Loans Servicing LP, and The Bank of New York relating to the BellaVista Mortgage Pass-Through Certificates, Series 2004-1, which was previously filed as Exhibit 99.1 to a Report on Form 8-K filed with the Securities and Exchange Commission on November 15, 2004, is replaced with the attached exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BellaVista Funding Corporation

By:	/s/ Russell Thompson
Russell Thompson
Chief Financial Officer
(Authorized Officer)

Date: November 19, 2004

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EXHIBIT INDEX

Exhibit 99.1 Page 129 of Pooling and Servicing Agreement, dated as of October 1, 2004, among BellaVista Funding Corporation, Countrywide Home Loans Servicing LP, and The Bank of New York relating to the BellaVista Mortgage Pass-Through Certificates, Series 2004-1, which was previously filed as Exhibit 99.1 to a Report on Form 8-K filed with the Securities and Exchange Commission on November 15, 2004, is replaced with the attached exhibit.

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